Exhibit 99.1

Goldman Sachs

U.S. Financial Services Conference

Kevin T. Kabat

President & Chief Executive Officer

December 7, 2010

Please refer to earnings release dated October 21, 2010 and 10-K dated

November 8, 2010 for further information

3Q10 in review

Continued strong operating results

Net income available to common shareholders of $175mm, or $0.22 per diluted share

– Includes $127mm pre-tax net impact of BOLI settlement and 3Q10 credit actions described below

Return on average assets of 0.84%; return on average common equity of 6.8%

Pre-provision net revenue (PPNR)* of $760mm: $633mm excluding BOLI, driven by strong NII growth and higher fees reflecting mortgage results

Strong capital ratios: Tier 1 common 7.3%, Tier 1 ratio 13.9%, Total capital ratio 18.3%

3Q10 credit actions driving further improvement in credit trends

•Sale or transfer to held-for-sale of $1.2B in loans: $228mm of consumer loans and $961mm of commercial loans

•Net charge-offs $956mm: $510mm on credit actions, $446mm otherwise

•Compared with 2Q10, nonperforming assets (NPAs) declined 30% (flat before the effect of 3Q credit actions) and nonperforming loans (NPLs) declined 38% (down 2% before the effect of 3Q credit actions)

–Total delinquencies down 10% sequentially (lowest level since 1Q07)

•Provision expense of $457mm

–~$337mm reserve reductions related to credit actions, ~$162mm reserve reductions related to remainder of portfolio

•Loan loss allowance of 4.20%; coverage 153% of NPAs and 202% of NPLs

Actions driving progress

•Focusing on credit quality, portfolio management and loss mitigation strategies

•Executing on customer satisfaction initiatives and improving customer loyalty

•Enhancing breadth and profitability of offerings and relationships

•Becoming an employer of choice in the industry by continuing to enhance employee engagement

* Pre-provision net revenue: net interest income plus noninterest income minus noninterest expense

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Strong profitability results

Core PPNR / Average Assets (Annualized)*

USB 2.9%

WFC 2.8%

MTB 2.3%

FITB 2.2%

PNC 2.1%

BBT 2.1%

HBAN 1.9%

STI 1.7%

KEY 1.6%

CMA 1.4%

RF 1.3%

MI 1.3%

ZION 1.3%

ROAA

PNC 1.7%

USB 1.3%

MTB 1.1%

WFC 1.1%

KEY 1.0%

FITB 0.8%

HBAN 0.8%

BBT 0.6%

CMA 0.4%

STI 0.4%

ZION (0.4)%

RF (0.5)%

MI (1.1)%

Core PPNR/NCOs*

MTB 417%

PNC 226%

USB 213%

WFC 210% 185%

BBT 93%

CMA 142% 142%

FITB 66%

HBAN 136%

STI 106%

KEY 104% 86%

RF 60%

ZION 71%

MI 31%

•Strong PPNR profitability creates higher than average loss absorption capacity

•Profitability not dependent on reserve releases

•Return on assets higher than peer average

•Fourth quarter trends remain on track

–Expect 4Q10 ROA >1%; ROE ~10%

Source: SNL Financial and company reports. Data as of 3Q10.

* Core pre-tax pre-provision earnings excludes the following items: securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, and other non-recurring items. Net charge-offs include and exclude net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF ($233mm), and BBT ($432mm)

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Pre-tax pre-provision earnings

FIFTH THIRD BANK

Core PPNR trend



Adjusted PPNR +31%; Credit adjusted PPNR +28%
483
94
3
564
57
8
539
111
45
562
73
30
569
91
1
552
55
14
634
67
40
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10
Reported PPNR	$511	$2,393	$844	$562	$568	$567	$760
Adjustments:							
BOLI	54	-	-	-	-	-	(127)
Gain on sale of Visa shares	-	-	(244)	-	9	-	-
Gain from sale of processing interest	-	(1,764)	6	-	-	-	-
Divested merchant and EFT revenue	(155)	(169)	2	-	-	-	-
Class B Visa swap fair value adjustment	-	-	-	-	-	-	-
Securities gains/losses	24	(5)	(8)	(2)	(14)	(8)	(4)
Visa litigation reserve expense	-	-	(73)	-	-	-	-
Other litigation reserve expense	-	-	-	22	4	3	-
FTPS warrants + puts	-	-	-	(20)	2	(10)	5
Seasonal pension expense	-	-	10	-	-	-	-
FDIC special assessment	-	55	-	-	-	-	-
Divested merchant and EFT expense (est.)	49	54	2	-	-	-	-
Core PPNR	$483	$564	$539	$562	$569	$552	$634
Credit Related Items:							
OREO write-downs, FV adjs, & G/L on loan sales	3	8	45	30	1	14	40
Problem asset work-out expenses	94	57	111	73	91	55	67
Credit adjusted PPNR	$580	$630	$695	$665	$661	$621	$741

- **Reported PPNR of $760 million up 34% from strong 2Q10 levels driven by strong net interest income growth, higher fees reflecting mortgage results and litigation settlement**
- **Adjusted PPNR of $634 million, due to adjustments totaling ($126) million, resulting in adjusted sequential and year-over-year increases of 15% and 18%, respectively**
- **Excluding the impact of credit-related adjustments ($107mm in 3Q10), PPNR up 19% versus 2Q10; up 7% versus 3Q09**
- **4Q10 PPNR ~$580mm range +/-**

** Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense*

4

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Loans 30-89 days delinquent % vs. peers

3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

0.0%

0.5%

1.0%

1.5%

2.0%

2.5%

FITB

Peer Average

NPA ratio vs. peers

3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

FITB

Peer Average

0.5%

1.5%

2.5%

3.5%

4.5%

4Q10 expect stable

Loans 90+ days delinquent % vs. peers

3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

FITB

Peer Average

0%

0.2%

0.4%

0.6%

0.8%

1.0%

1.2%

1.4%

1.6%

Net charge-off ratio vs. peers

3Q07

4Q07

1Q08

2Q08

3Q08

4Q08

1Q09

2Q09

3Q09

4Q09

1Q10

2Q10

3Q10

4Q10

FITB

Peer Average

3.8%

Before credit actions

(7.5%)* (HFS transfer)

5.0%

4Q10 expect below 2%

2.3%*

Before credit actions

0.0%

1.0%

2.0%

3.0%

4.0%

5.0%

FITB credit metrics were higher than peers but are now generally better than peers

Source: SNL and company reports. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.

*4Q08 net charge-offs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 net charge-offs included $510mm in NCOs related to loans sold or moved to held-for-sale.

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Non-performing loans

FITB NPL inflows (relative to loans) vs. peers

3.50%

3.00%

2.50%

Fifth Third’s non-performing loan inflows (relative to loans) were higher than peers throughout 2008. More recently, FITB inflows have been lower than peers and generally in the top quartile.

Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MI, MTB, PNC, RF, STI, USB, and WFC

1Q08

2Q08

3Q08

4Q08

1Q09

2Q09

3Q09

4Q09

1Q10

2Q10

3Q10

FITB

Non-performing loans improving with lower severity mix; benefit of sale/transfer

$3,500

$3,000

$2,500

$2,000

(37%) Q0Q; (46%) Y0Y

$1,500

$1,00

$500

$0

3Q49

4Q49

1Q10

2Q10

3Q10

Commercial

Consumer

2,430

2,392

2,172

1,980

1,261

323

$1.6B

$2.9B

$2.9B

$2.7B

$2.5B

517

555

561

550

New HFI non-performing loan flows ($mm)*

$1,00

$800

$600

$400

$200

$0

3Q09

4Q09 1Q10 2Q10 3Q10

$992

$832

$180

$152 $ 137 $205 $310 $405 $602 $754 $542 $510 $447 $310 $205 $447 $290 $157

total Commerical Consume

* Inflows into NPAs HFS were $237mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans

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Strong credit metrics compared with peers

Net Charge-off Ratio* (Annualized)

0.7%

1.3%

1.6%

1.7%

2.0%

2.1%

2.1%

2.3%

2.4%

2.4%

2.5%

2.7%

5.5%

Total Net Change offs

5.0%

3.5%

3.4%

MTB

CMA

PNC

BBT

HBAN

USB

WFC

FITB

STI

RF

ZION

KEY

MI

Peer average: 2.3%

HFI NPA Ratio

“Texas Ratio”

(HFI NPAs + Over 90s) / (Reserves + TCE)

Peer average: 3.8%

18%

21%

21%

25%

27%

28%

29%

35%

36%

38%

40%

43%

KEY CMA USB FITB PNC HBAN MTB BBT STI MI WFC RF ZION

Peer average: 30%

(HFI NPAs + Over 90s – Reserves) / TCE

2.0%

2.5%

2.7%

3.0%

3.2%

3.4%

3.8%

4.4%

4.5%

4.5%

4.5%

5.0%

5.7%

KEY CMA USB FITB PNC HBAN MTB BBT STI MI WFC RF ZION

Peer average: 9%

FITB HBAB USB KEY PNC CMA MTB BBT MI RF STI WFC ZIPN

10%

(4%)

(4%)

(3%)

5%

8%

11%

11%

15%

16%

18%

19%

19%

FITB credit metrics lower than peer average and represent position of relative strength

Source: SNL Financial and company reports.

* Includes and excludes net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF ($233mm), and BBT ($432mm).

* Fifth Third Bank | All Rights Reserved

Industry leading reserve levels

Reserves / Loans

4.2% 4.1% 3.8% 3.8% 3.6% 3.5% 3.5% 3.2% 2.8% 2.7% 2.6% 2.4% 1.8%

FITB ZION KEY RF HBAN MI PNC WFC USB STI BBT CMA MTB

Loan loss allowance provides significant additional loss absorption capacity to strong capital position

Reserves / NPLs

202% 177% 143% 136% 132% 108% 94% 89% 85% 85% 81% 80% 71%

FITB USB KEY HBAN BBT PNC RF MI WFC ZION MTB CMA STI

Industry-leading reserve coverage of problem loans

Reserves / NPAs

Peer average: 89%

153% 149% 125% 121% 92% 83% 79% 73% 72% 70% 69% 69% 61%

FITB USB KEY HBAN PNC RF BBT CMA ZION MI MTB WFC STI

Reserves / Net Charge-offs* (Annualized)

Lighter portion excludes charge-offs on loans sold or moved to held-for-sale

Peer average: 157%

243% 215% 183% 183% 181% 84% 164% 153% 106% 149% 75% 147% 138% 135% 113% 62%

MTB PNC CMA HBAN FITB ZION RF BBT WFC KEY USB STI MI

Reserve coverage strong relative to problem assets and losses

Source: SNL Financial and company reports Data. as of 3Q10 NPLs and NPAs exclude loans held-for-sale.

* Includes and excludes net charge-offs related to loans sold or moved to held-for-sale during 3Q10 for FITB ($510mm), RF ($233mm), and BBT ($432mm)

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Updated internally-specified stress analysis: Macroeconomic assumptions

Current Base Case Recession Depression

Economic Assumptions* 3Q2010 2011 2011 2011

Average Unemployment 9.6% 9.9% 11.3% 13.5% YoY GDP Growth 3.1% 4.1% 2.2% (2.0%) Yoy Change in Housing Prices (1.6%) (2.4%) (9.6%) (13.9%) Avg Effective Fed Funds 0.19% 0.22% 0.22% 0.13% Avg Capacity Utilization 74.7% 74.8% 72.0% 67.2% Avg Consumer Confidence 50.9 62.9 68.2 51.6 Avg YoY S&P 500 Index Growth 10.1% 11.2% 13.5% (9.5%)

Note: These internally-specified scenarios are from Moody’s Economy.com and do not reflect the supervisory-specified stress scenarios provided to 19 U.S. banks in November

Cumulative GDP Growth

5% 4% 3% 2% 1% 0% (1%) (2%) (3%) (4%) (5%)

4Q10 1Q11 2Q11 3Q11 4Q11

Base Case Recession Depression

Unemployment

16% 14% 12% 10% 8% 6% 4% 2% 0%

4Q10 1Q11 2Q11 3Q11 4Q11

Base Case Recession Depression

Cumulative HPI Growth (OFHEO)

0% (2%) (4%) (6%) (8%) (10%) (12%) (14%) (16%) (18%) (20%)

4Q10 1Q11 2Q11 3Q11 4Q11

Base Case Recession Depression

10 Year Treasury

5% 5% 4% 4% 3% 3% 2% 2% 1% 1% 0%

4Q10 1Q11 2Q11 3Q11 4Q11

Base Case Recession Depression

* Moody’s Economy.com as of November, 2010

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Updated internal stress analysis vs. SCAP scenarios

2009 SCAP scenarios vs. current loss expectations under internally-specified scenarios

$5,500 $5,000 $4,500 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

Fifth Third capitalized under SCAP for this level of credit losses -plus surplus raised vs. required buffer -plus earnings outperformance

SCAP Adverse Scenario1 (Supervisory; Mar 2009)

$5.0B

$4.1B

Actual $2.7B

Included $800mm

related to 4Q08 credit actions

SCAP Baseline Scenario (Submitted; Mar 2009) $2.9B

Actual $2.6B

Includes $510mm related to 3Q10 credit actions

$2.8B

Act/Fcst ~$2.35B3

Internal stress evaluation; does not reflect Supervisory Stress Scenario under Revised Temporary Addendum to S.R. letter. 09-4

Internal Depression Case2 (4% probability)

Internal Recession Case2 (25% probability)

Internal Base Case2

2008 2009 2010 2011

Fifth Third’s realized credit losses have been significantly below its SCAP submitted baseline and more adverse scenarios

We expect 2010 losses to be lower than our original baseline scenario submission despite our 3Q10 actions that resulted in immediate charge-off recognition of $510mm

Stress scenarios as of November, 2010 from Moody’s Economy.com; incorporate further deterioration in credit market conditions, which is not currently expected

Realized credit losses have been significantly below SCAP submissions; expect further improvement reflecting anticipated likely economic conditions and previous credit actions

1 Red SCAP line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-year losses under more adverse scenario were not allocated by period. Estimate allocates total two-year supervisory losses using the allocation under Fifth Third’s submission.

2 Moody’s Economy.com scenarios; macroeconomic scenarios and estimates as of November 2010 (probabilities assigned by Moody’s).

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3 including current 4Q10 outlook

Fifth Third capital position and goals

• Current capital position strong relative to peers, U.S. regulatory standards, and proposed “Basel III” standards

– Currently expect no material adjustments to Tier 1 common ratio under new rules

– Tier 1 common capital could increase under Basel proposed definitions (not assumed for capital planning)

• Basel III standards have begun to provide clarity on “future state” capital requirements

– U.S. regulators have expressed support for those standards (final U.S. rules are dependent on rule-making)

• On the basis of these standards, we have established a near-term Tier 1 common equity ratio target in the 8% range (3Q10 actual: 7.34%)

– Would provide 100 basis points cushion over the 7% fully phased-in Basel III buffered minimum for Tier 1 common that is to apply globally by 2019¹ (minimum of 4.5% and capital conservation buffer of 2.5%)

– We would expect internal capital generation (i.e., earnings less dividends) to cause Tier 1 common equity to continue to increase in the intermediate term, due to current limitations on the industry’s ability to manage capital levels (e.g., lower than normal dividend payout ratios, share repurchases, etc.)

• Federal Reserve has recently established a 5% Tier 1 common minimum (post-stress) under supervisory-specified stress scenario²

– For our own evaluation of results under internally-specified severe stress scenarios outlined on pp. 10-11, we target the maintenance of a Tier 1 common ratio well above the supervisory reference minimum

• TARP repayment: TARP capital is not needed by Fifth Third; improved economic environment, establishment of new Basel III capital standards, and strong results provide foundation for discussions with Federal Reserve

– We have significant excess capital relative to prevailing U.S. capital standards, excluding TARP

– Post-TARP repayment, we would intend for all capital ratios to immediately meet or exceed both fully phased-in Basel III buffered minimum capital ratios as well as our own internal targets

– Repayment of TARP including terms subject to Federal Reserve approval

1 Basel III minimum capital ratios are to be phased-in over a number of years. “Buffered minimums” include capital conservation buffers that are also to be phased in following phase-in of minimum ratios. A 3% leverage ratio has been proposed under Basel III but not adopted. The denominator of this ratio adopted by U.S. regulators may not be the same as that used for the calculation of the current leverage ratio. See http://www.bis.org/press/p100912.pdf for more information.

2 There is no current Tier 1 common well-capitalized minimum ratio under current U.S. capital standards. Supervisory reference minimum of 5.0% Tier 1 common capital is to be utilized for evaluation of forward-looking results under supervisory stress scenario.

Tier 1 common ratio reflects current U.S. capital definitions. See http://www.federalreserve.gov/newsevents/press/bcreg/bcreg20101117b1.pdf for more.

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Strong liquidity profile

Holding company unsecured debt maturities ($mm)

$0 $0 $0 $750 $0 $0 $5.0B

2010 2011 2012 2013 2014 2015 2016 on

Fifth Third Bancorp

Fifth Third Capital Trust

Bank unsecured debt maturities ($mm – excl. Brokered. CDs)

$3 $0 $0 $500 $500 $0 $0.

2010 2011 2012 2013 2014 2015 2016 on.

Retail Brokered CD maturities: $254mm in 2010; $31mm in 2011 FHLB borrowings $2.6B

9/30 unused avail. capacity $25B ($18.7B in Fed and $5.8B in FHLB)

Holding Company cash at 9/30/10: $1.2B

– Total Fed deposits ~$2.9B

Expected cash obligations over the next 12 months (assuming no TARP repayment)

– $0 debt maturities

– ~$32mm common dividends

– ~$205mm preferred dividends (~$35mm Series G, ~$170mm TARP)

– ~$365mm interest and other expenses

Cash currently sufficient to satisfy all fixed obligations* for more than

2.5 years without accessing capital markets/subsidiary dividends/asset sales

Heavily core funded

L-T debt 10% Equity 13% Other liabilities 3%

S-T wholesale 8% S-T borrowings 2% Non-core deposits 6% Consumer time 9%

Foreign office 3% Savings MMDA 22% Interest checking 15% Demand 17%

No debt maturities until 2013; no TLGP debt.

*Debt maturities, common and preferred dividends, interest and other expenses

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Continuing to invest for the future

Achieve market share leadership in a majority of our markets

Higher deposits/branch

Better and deeper customer relationships

Focus on expanding under penetrated high-potential service areas

Small business

Private banking

Treasury management

Ongoing initiatives

Customer satisfaction

Employee engagement

Business line sale integration strategy

Opportunistic hiring

Market disruption has given us the opportunity to hire strong talent from former competitors

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Well-positioned for changed financial landscape

Fifth Third’s business model is driven by traditional banking activities

— Making loans, taking deposits, treasury management

— Largest bank headquartered within core Midwest footprint

No significant business at Fifth Third impaired during crisis; core business activities not generally limited by financial reform

— Didn’t/don’t originate/sell CDOs or securitize loans on behalf of others; no mortgage securitizations outstanding (except <$150 million HELOC from 2003)

— Didn’t/don’t originate/sell subprime mortgages or Option ARMs

— De minimis market making in derivatives

— De minimis proprietary trading

— Small private equity portfolio <$100 million (holding company subsidiary)

— Low level of financial system “interconnectedness” (e.g., Fifth Third loss in Lehman bankruptcy should be less than $2 million)

— Daily VaR less than $500 thousand

While financial reform will be costly, expect financial reform to create new opportunities for banking industry through re-intermediation

Fifth Third’s businesses have performed well through the crisis, and we expect to continue capitalizing on our strong competitive position as the landscape evolves further toward our traditional strengths

Fifth Third Bank | All Rights Reserved

Cautionary statement

This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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Appendix

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Stable net interest income trends

NII and NIM (FTE)

4.0% 3.5% 3.0% 2.5% 2.0%

$874 $883 $901 $887 $916

3Q09 4Q09 1Q10 2Q10 3Q10

$950 $850 $750 $650 $550 $450 ($mm)

3.43% 3.55% 3.63% 3.57% 3.70%

Net interest Income (right axis) PAA* NIM

Sequential trends in net interest income and net

interest margin (FTE) reflect CD runoff and

repricing, lower securities premium amortization,

and a mix shift towards higher-yielding loans

– NII up $29 million, or 3%, sequentially and

up $42 million, or 5%, year-over-year

– NIM up 13 bps sequentially and 27 bps

year-over-year

NIM and YOY growth versus peers

3.70% 3.62% 27 bps 26 bps

NIM NIM growth

FITB Peer average

Yields and rates

5.0% 4.0% 3.0% 2.0% 1.0%

3Q09 4Q09 1Q10 2Q10 3Q10

400 300 200 100 0 (bps)

Spread (right axis) Asset yield Liability rate

Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION

Source: SNL Financial and company reports

* Reflects purchase accounting adjustments from the First Charter acquisition of $29mm, $24mm, $21mm, $17mm, and $14mm in 3Q09, 4Q09, 1Q10, 2Q10, and 3Q10,

respectively.

Fifth Third Bank | All Rights Reserved

Liability mix and pricing discipline drive

strong net interest income/NIM results

Deposits / Assets

Peer average 70%

81% 77% 73% 73% 72% 71% 70% 70% 68% 67% 66% 66% 64%

ZION HBAN MI FITB CMA RF MTB STI PNC WFC BBT KEY USB

3Q10 Cost of Funds Peer Comparison

1.35% 1.35% 1.16% 1.13% 1.08% 1.05% 1.03% 1.02% 0.91% 0.88% 0.80% 0.78% 0.44%

Peer average 1.01%

BBT MI ZION KEY HBAN USB RF STI FITB PNC MTB WFC CMA

C&I Spread to 1-month LIBOR

6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Spread C&I Yield 1 Month Libor

Strong, deposit rich core funding mix supports relatively low cost of funds

– Low reliance on wholesale funding

Continued pricing discipline on commercial loans, consistent with market trends toward better risk-adjusted spreads

– C&I spreads over 1-month LIBOR have increased more than 150 bps in the past two years

Source: SNL Financial and company reports as of 3Q10.

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Stable loan trends and strong core funding

FIFTH THIRD BANK



Average loan growth ($B)^
Flat QoQ; (4%) YoY
80
33
48
78
32
45
78
33
45
77
33
44
77
33
44
3Q09
4Q09
1Q10
2Q10
3Q10
Commercial Loans
Consumer Loans

- Extended $22 billion of new and renewed credit in 3Q10
- C&I loans up 1% sequentially largely due to higher originations of ~$1.1 billion per month during the quarter
- CRE loans down 4% sequentially and 14% from the previous year
- Consumer loans flat sequentially and up 1% from the previous year
- Warehoused residential mortgage loans held-for-sale were $2.1 billion at quarter end



Average core deposit growth ($B)
(2%) QoQ; +8% YoY
70
17
36
17
72
16
38
18
76
15
43
19
77
15
43
19
75
14
42
19
3Q09
4Q09
1Q10
2Q10
3Q10
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

- Core deposit to loan ratio of 98%, up from 87% in 3Q09
- DDAs flat sequentially and up 14% year-over-year
- Retail average transaction deposits up 1% sequentially and 13% from the previous year, driven by growth in savings, demand deposit, and money market account balances
- Commercial average transaction deposits down 4% sequentially, driven by $1.2B decline in public funds balances



Average wholesale funding ($B)
+1% QoQ; (26%) YoY
26
10
6
10
22
10
4
8
20
11
2
7
19
11
2
6
19
11
2
6
3Q09
4Q09
1Q10
2Q10
3Q10
LT debt
ST borrowings
Non-core deposits

- Reduced wholesale funding by $6.7 billion from the third quarter of 2009
  - Non-core deposits down 4% sequentially and 40% from the previous year
  - Short term borrowings up 25% sequentially, although still very low levels, and down 62% from the previous year
  - Long-term debt up 1% sequentially and 8% from the previous year

^ Excludes loans held-for-sale

Note: Numbers may not sum due to rounding

19

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Core fee income growth and stable core expenses

Core fee income ($mm)

$700 $600 $500 $400 $300 $200 $100 $0

653 650 659 625 615 716

645 605 629 624 601 676

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Core Core Fee Income Ex-Credit Items

Core noninterest income of $676mm increased $74mm, or 13%,

compared with prior quarter, primarily due to increased mortgage banking net revenue

Sequential strength in mortgage banking revenue (+104%) and

investment advisory revenue (+4%)

3Q10 mortgage revenue results reflected continued strong originations and refinancing activity ~$5.6B in originations in 3Q10

Deposit service charges down just 4% sequentially despite impact from

Reg E (impact from Reg E expected to be ~$15-20mm/qtr before mitigation)

Credit-related costs affected fee income by $40mm in 3Q10 compared with $14mm in 2Q10 and $45mm in 3Q09

Core expenses ($mm)

$1000 $800 $600 $400 $200 $0

912 938 945 952 932 954

856 828 872 861 877 887

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Core Core Noninterest Expense Ex-Credit Items

Expense trends continue to reflect elevated credit costs

Core efficiency ratio of 59.9% in 3Q10, compared with 62.6% in 2Q10 and

64.4% in 3Q09

Credit-related costs affected noninterest expenses by $67mm in 3Q10

($55mm in 2Q10 and $111mm in 3Q09)

Noninterest expense related to mortgage repurchases ~$45mm in 3Q10 compared with $18mm in 2Q10 and $11mm in 3Q09

– Increased claims, file requests and losses resulted in higher 3Q10 mortgage repurchase expense and increase in reserve (mortgage repurchase reserve increased ~$18mm in 3Q10)

Refer to slide 4 for itemized effects of non-core fees and expenses

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Impact of 3Q10 portfolio actions

- Residential mortgage loan sale
  - $228 million of balances sold
    - $205 million of balances were nonaccrual
  - $123 million of NCO realized
- Commercial HFS transfer
  - $961 million of balances transferred
    - $694 million of balances were nonaccrual
  - $387 million of NCO realized
- $267 million of performing loans ($237 million of transferred loans into held-for-sale)
- Reserve reduction
  - Approximately $337 million related to sale or transfer of loans to held-for-sale

Net charge-off composition	Credit Actions	Remaining Portfolio	Total
Consumer	$123	$206	$329
Commercial	387	240	627
Total	$510	$446	$956

Residential mortgages sold	Balances	NCO
Florida	$141	$72
Ohio	25	15
Illinois	15	9
Michigan	15	8
Indiana	10	6
Other	23	13
Total	$228	$123

Commercial HFS transfers - O/S	Florida	Michigan	Other	Total
Commercial mortgage	$174	$45	$267	$486
Commercial construction	32	12	123	167
C&I	51	38	219	308
Total	$257	$95	$609	$961

Commercial HFS transfers - nonaccruals	Florida	Michigan	Other	Total
Commercial mortgage	$106	$38	$183	$327
Commercial construction	32	11	86	129
C&I	49	35	154	238
Total	$187	$84	$423	$694

Commercial HFS transfers - NCO	Florida	Michigan	Other	Total
Commercial mortgage	$75	$20	$107	$202
Commercial construction	20	6	51	77
C&I	26	10	72	108
Total	$121	$36	$230	$387

21

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NPL Rollforward – HFI

NPL HFI Rollforward

Commercial

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Beginning NPL Amount 1,406 1,937 2,110 2,430 2,392 2,172 1,980 New nonaccrual loans 799 544 832 602 405 310 290 Paydowns, payoffs, sales and net other activity (157) (190) (246) (332) (425) (401) (631) Charge-offs (111) (181) (266) (308) (200) (100) (379) Ending Commercial NPL 1,937 2,110 2,430 2,392 2,172 1,980 1,261

Consumer

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

Beginning NPL Amount 457 459 477 517 555 561 550 New nonaccrual loans 157 125 160 152 137 205 157 Net other activity (155) (107) (120) (114) (131) (216) (384) Ending Consumer NPL 459 477 517 555 561 550 323

Total NPL 2,396 2,587 2,947 2,947 2,733 2,530 1,584

Total new nonaccrual loans—HFI 956 669 992 754 542 515 447

Continued significant reduction in inflows of nonperforming loans

* inflows into NPAs HFS were $267mm, reflecting loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans

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Troubled debt restructurings overview (TDR)

Successive and 2009, even improvement as volume in of vintage modification performance increased during 2008 Fifth Third’s mortgage portfolio TDRs have redefaulted at a lower rate than other bank held portfolio modifications

— Fifth redefault Third’s than TDRs modifications are about on a third GSE less mortgages likely to Of $0.8B and in consumer $175mm were nonaccruals TDRs $1.59B, were on accrual status

— $0.1 billion of TDRs are current and have been on the books 6 or more months; within that, over $700 million of more TDRs than are a current year and have been on the books for As current TDRs season, their default propensity declines significantly

— We do not typically see significant defaults on current loans modification once a vintage approaches 12 months since

Current consumer TDRs (%)

$1.0 billion

19% 9% 19% 24% 29%

<6 months 6-12 months 12-18 months 18-24 months 24+ months

TDR performance has improved in newer vintages

Mortgage TDR 60+ redefault trend by vintage

2008

2009

Volume by vintage ($mm)

Months since modification

50% 40% 30% 20% 10% 0% 3 4 5 6 7 8 9 10 11 12

Outperforming redefault benchmarks

Mortgage TDR 60+ redefault rate: Fifth Third comparison (January 2009 1, through March 2010)

Freddie Mac Fannie Mae

Industry portfolio loans

Fifth Third

70% 60% 50% 40% 30% 20% 10% 0% 3 months 6 months 9 months 12 months

Source: Fifth Third and OCC/OTS data; data through 1Q10 industry data cumulative through 1Q10 (starting point altered to conform with current OCC reporting)

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Strong capital position

Tier 1 capital ratio (with and without TARP)

Peer average w/o TARP: 10%

TARP 14.3% 14.0% 13.9% 13.6% 12.8% 12.1% 10.8%

11.9% 11.7% 11.2% 10.9% 10.8% 10.4% 10.3% 10.0% 9.9% 9.6% 8.5% 8.5% 6.8%

PNC BBT KEY WFC ZION FITB UBS CMA STI HBAN MTB RF MI

common ratio + reserves) / RWA

Reserves

12.1% 11.6% 12.2% 11.2% 11.1% 10.3% 10.5% 10.5% 9.8% 10.6% 9.9%

Peer average: 8.1%

7.9% 10.0% 9.6% 9.0% 8.7% 8.6% 8.0% 8.0% 7.6% 7.6% 7.4% 7.3% 6.7% 6.4%

KEY PNC CMA FITB MI WFC ZION STI RF BBT HBAN UBS MTB

(TCE + reserves) / Loans

Peer average: 13.7%

18.3% 17.0% 16.5% 14.4% 14.1% 13.7% 13.4% 13.1% 13.0% 12.5% 12.0% 11.6% 9.4%

CMA PNC BBT ZION KEY STI WFC RF USB HBAN MTB MI MTB

Tangible common equity ratio

Peer average: 7.2%

10.4% 8.2% 8.1% 8.0% 7.1% 7.1% 7.0% 6.7% 6.7% 6.1% 6.0% 6.0% 5.9%

CMA MI PNC KEY STI FITB ZION BBT WFC RF HBAN USB MTB

Strong capital ratios relative to peers, particularly considering reserve levels

Source: SNL Financial and company reports. Data as of 3Q10.

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Potential impact of key elements of Dodd-Frank Act and other recent financial legislation*

FIFTH THIRD BANK

	Scope of activity	Potential impact**
Debit Interchange (Durbin Amendment)	• LTM^ debit interchange revenue of $197mm • LTM debit interchange $ volume: $15.3B – Signature $11.9B, PIN $3.4B • LTM debit interchange transaction volume: 422mm – Signature 337mm, PIN 85mm	• Will not know what "reasonable" and "proportional" mean until after Fed study • Each 10 bps reduction in overall interchange rates would represent ~$15mm revenue impact annually, before effect of mitigation • Additional follow-on effects on industry debit card payments business could result from changes
TRUPs exclusion (Collins Amendment)	• ~280 bps of non-common Tier 1 capital in capital structure	• >300 bps of non-common Tier 1 currently – Likely more than needed post-Basel III • 3-year transition period begins 2013 • Will manage capital structure to desired composition
Volcker Rule / Derivatives	• Vast majority of derivatives activities are exempted (FITB generally not a market maker) • Any proprietary trading de minimis • "P/E" fund investments <$100mm (<1% of Tier 1 capital)	• Expect minimal financial impact from loss of existing revenue • Potentially higher compliance costs despite small levels of non-exempt activities
Deposit Insurance	• Current assessed base (Deposits): ~$80B • Proposed assessed base (Assets-TE): ~$95.8B • FITB rate under new industry assessment, based upon large bank scorecard, less then rate under old assessment	• Lower due to reduced share of assessed base
Reg. E	• Requires customers to "opt-in" to allow non-recurring electronic overdrafts (e.g. debit, ATM) from accounts	• Estimated $15-20mm per quarter ($60-80mm annualized) reduction to deposit service charges, before effect of mitigation

Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time

** Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation. Please refer also to cautionary statement.*

^ LTM = last twelve months as of September 30, 2010

25

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Mortgage repurchase overview

Demand repurchase requests losses and are repurchase expected to losses remain remain elevated volatile and near-term

— Number 2010, outstandin of outstanding g demand demand requests requests ($up) 11% down(units) 10% from Q2 Virtually all sold loans and new claims relate to GSEs or GNMA

— 96% of outstanding balance of loans sold

— 93% of outstanding claims

Majority of new claims and repurchase losses relate to 2006 through 2008 vintages

— 82% of new claims for 2010 YTD

Majority to origination of outstanding activity in balances 2009 and of later the serviced for others portfolio relates Claims mortgage and securitizations) exposure related to whole loan sales outstanding(no first

Outstanding Counterparty Claims ( in$ millions)

Repurchase Reserves* ( in$ millions)

Q3 Q4 Q1 Q2 Q3 20102010201020092009

Beginning balance 85$84$ Net reserve additions 17 25 39 4719 Repurchase losses (13) (15) (13) (18) (29)

Ending balance 103$85$

Outstanding Balance of Sold Loans ( in$ millions)

$200 $180 $160 $140 $120 $100 $80 $60 $40

$77 $117 $172 $168 $184

11 12 11 12 12

67 105 161 154 172

3Q09 4Q09 1Q10 2Q10 3Q10

GSE Private Claims

GSE GNMA Private Total

2005 and prior 11,660$806$335$10,519$

2006 2,829360742,395

2007 4,3623041073,951

2008 9154,327—5,242

2009 and later 6,48421,856—28,340

Total $52,433 $1,470 $7,915 $43,048

* Includes reps and warranty reserve ($86mm) and reserve for loans sold with recourse ($17mm).

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